UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2013

EMISPHERE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-17758	13-3306985
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Becker Farm Road Suite 103, Roseland, New Jersey	07068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 973-532-8000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 30, 2013, at the annual meeting of stockholders (the “Annual Meeting”) of Emisphere Technologies, Inc. (the “Company”), the stockholders approved an amendment (the “First Amendment”) to the Company’s 2007 Stock Award and Incentive Plan (the “2007 Stock Plan”), to increase by 5,000,000 the number of shares of the Company’s common stock available for issuance under the 2007 Stock Plan. A description of the 2007 Stock Plan was included in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 19, 2013 (the “Proxy Statement”). The First Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As noted in Item 1.01 of this Current Report, the Company held its Annual Meeting on May 30, 2013. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are set forth below. A more detailed description of each proposal is set forth in the Proxy Statement.

Proposal No. 1 – Election of Directors. The stockholders elected all three of the Board’s nominees for director, to serve a term expiring at the third succeeding annual meeting after their election or until their respective successors are duly elected and qualified, by the votes set forth in the table below:

Name	For	Withheld
Timothy McInerney	32,621,704	231,325
Jacob M. Plotsker	32,630,040	222,989
Alan L. Rubino	32,630,255	222,774

Proposal No. 2 – Advisory Approval of Executive Compensation. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in accordance with the rules of the Securities and Exchange Commission, by the votes set forth in the table below:

For	Against/Withheld	Abstained
32,362,130	362,669	128,230

Proposal No. 3 – Amendment to Company’s Amended and Restated Certificate of Incorporation. As noted above in Item 1.01 of this Current Report, the stockholders approved an amendment to the 2007 Stock Plan to increase the number of new shares available for issuance under the 2007 Stock Plan from 2,500,000 to 7,500,000 shares, by the votes set forth in the table below:

For	Against/Withheld	Abstained
30,164,268	2,567,379	121,382

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

10.1	First Amendment to Emisphere Technologies, Inc. 2007 Stock Award and Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emisphere Technologies, Inc.

May 31, 2013	By:	/s/ Michael R. Garone
	Name:	Michael R. Garone
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	First Amendment to Emisphere Technologies, Inc. 2007 Stock Award and Incentive Plan

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